Exhibit 99.4

CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8  (Nos. 333-230236, 333-228276, 333-221568, 333-202580, 333-194334, 333-180148, 333-172876, 333-165510, 333-158009, 333-155321, 333-149598, 333-141153, 333-134217, 333-132336, 333-123369, 333-88732, 333-83422, 333-73352, and 333-61956) of DASAN Zhone Solutions, Inc. of our report dated March 18, 2019 relating to the financial statements of Keymile GmbH, which appears in this Current Report on Form 8-K.

Hannover, Germany

March 18, 2019

PricewaterhouseCoopers GmbH

Wirtschaftsprüfungsgesellschaft

/s/ Jens Wedekind	/s/ ppa. Michael Meseberg
Wirtschaftsprüfer	Wirtschaftsprüfer
(German Public Auditor)	(German Public Auditor)